                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 12, 2004
                                                         ----------------

                             Continuum Group C Inc.
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             (Exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

               000-50502                               20-0443575
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          (Commission File Number)      (IRS Employer Identification Number)

                     65 East 55th Street, New York, NY 10022
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                    (Address of Principal Executive Offices)

                                 (212) 451-2300
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13-e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On October 12, 2004, Continuum Group C Inc. ("Continuum"), Premier Alliance
Group, Inc., a North Carolina corporation  ("Premier"),  and the shareholders of
Premier  entered into a share exchange  agreement in which  Continuum  agreed to acquire all the  outstanding  capital  stock of Premier in exchange  for issuing shares of Continuum common stock and preferred stock to Premier's  shareholders.
In addition,  Continuum  agreed to issue  warrants and options  exercisable  for shares of  Continuum  common stock to holders of Premier  options and  warrants.
After consummation of the transaction,  which is subject to conditions,  Premier will  be  a  wholly  owned  subsidiary  of  Continuum  and  the  former  Premier shareholders will own 90% of the outstanding common stock of Continuum.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits

EXHIBIT NO.        EXHIBITS
-----------        --------

10.1               Share exchange  agreement  dated as of October 12, 2004,
                   between Continuum Group C Inc.,  Premier Alliance Group,
                   Inc.,  and  the  individual   shareholders   of  Premier
                   Alliance Group, Inc.

                                    SIGNATURE

     Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, as amended,  the  Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CONTINUUM GROUP C INC.

Dated: October 18, 2004                         By: /s/ Robert L. Frome
                                                --------------------------------
                                                Name: Robert L. Frome
                                                      Title: President